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                                                                    EXHIBIT 23.3

                         [Letterhead of Arthur Andersen]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1999 included in Charles E. Smith Residential Realty, Inc.'s previously filed Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP


      Vienna, Virginia
      December 17, 1999